                                                                  Exhibit 4.01

                             [FRONT OF CERTIFICATE]

NUMBER                                                            SHARES

                                                        SEE REVERSE FOR
                                                      CERTAIN DEFINITIONS

                                                      CUSIP 28139T 10 1

                        EDUCATION MANAGEMENT CORPORATION

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA
                     COMMON STOCK, PAR VALUE $.01 PER SHARE


THIS CERTIFIES THAT


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF EDUCATION MANAGEMENT CORPORATION (THE "CORPORATION"), transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        IN WITNESS WHEREOF, EDUCATION MANAGEMENT CORPORATION has caused this Certificate to be signed by its duly authorized officers.

        Dated:


            /s/ FREDERICK W. STEINBERG         /s/ ROBERT B. KNUTSON
                     SECRETARY            CHAIRMAN AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                    TRANSFER AGENT AND REGISTRAR

BY

                           AUTHORIZED SIGNATURE


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                            [REVERSE OF CERTIFICATE]

                        EDUCATION MANAGEMENT CORPORATION

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                     UNIF GIFT MIN ACT -- ............. Custodian .................
TEN ENT -- as tenants by the entireties                                      (Cust)                   (Minor)
JT TEN  -- as joint tenants with right of                                under Uniform Gifts to Minors
           survivorship and not as tenants                               Act .....................................
           in common                                                                    (State)
                                                    UNIF TRF MIN ACT --  ............ Custodian (until age ......)
                                                                            (Cust)
                                                                         ............ under Uniform Transfers
                                                                            (Minor)
                                                                         to Minors Act ...........................
                                                                                                (State)


        ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


 FOR VALUE RECEIVED,                     hereby sell, assign and transfer unto
                     ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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---------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------

                                X
                                  -----------------------------------------

                                X
                                  -----------------------------------------
                                  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                          NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN
                                  UPON THE FACE OF THE CERTIFICATE IN
                                  EVERY PARTICULAR, WITHOUT ALTERATION OR
                                  ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ---------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.


This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Education Management Corporation and Mellon Bank, N.A. dated as of October 1, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Education Management Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Education Management Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.